   As filed with the Securities and Exchange Commission on February 24, 2000
                                                        Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ---------------
                                    Form S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                                ---------------
                              Hooper Holmes, Inc.
             (Exact name of registrant as specified in its charter)
                New York                               22-1659359
    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)
                               170 Mt. Airy Road
                        Basking Ridge, New Jersey 07920
                                 (908) 766-5000
   (Address, including zip code, and telephone number of Principal Executive
                                    Offices)

                                ---------------

                          Robert William Jewett, Esq.
                               170 Mt. Airy Road
                            Basking Ridge, NJ 07920
                                 (908) 766-5000
           (Name, address and telephone number of Agent for Service)

                                With a Copy to:
         Terence P. Quinn, Esq.                   Nick H. Varsam, Esq.
         Steptoe & Johnson LLP                       Bryan Cave LLP
       1330 Connecticut Avenue NW         One Metropolitan Square, Suite 3600
          Washington, DC 20036                  St. Louis, MO 63102-2750
             (202) 429-8167                          (314) 259-2000

   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

   If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with the dividend or interest reinvestment plans, check the following box. [_]

   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statements for the same offering. [X] Earlier registration statement number is 333-94729.

   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement of the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE

   Title of Each Class                Proposed Maximum  Proposed Maximum
      of Securities      Amount to be  Offering Price  Aggregate Offering     Amount of
    to be Registered      Registered      Per Unit           Price        Registration Fee
------------------------------------------------------------------------------------------
   Common Stock            287,500      $24.0625(1)      $6,917,968.75        $1,827.00

(1) Estimated pursuant to Rule 457, based upon the average of the high and low sales prices of the common stock of the registration as reported on the American Stock Exchange on February 22, 2000.

                                ---------------

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                       STATEMENT PURSUANT TO RULE 462(b)

   The contents contained in Registration No. 333-94729 are incorporated by reference into, and shall be deemed part of, this registration statement.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 16. Exhibits

  1.1 Revised Form of Underwriting Agreement (incorporated by reference to the
      Company's registration statement on Form S-3, File No. 333-94729)
  2.1 Asset Purchase Agreement (incorporated by reference to Exhibit 99.2 of the Company's Current Report on Form 8-K filed on September 17, 1999)
  2.2 Amendment to Asset Purchase Agreement (incorporated by reference to
      Exhibit 2.2 of the Company's Current Report on Form 8-K filed on November
      12, 1999)
  4.1 Amended and Restated Revolving Credit and Term Loan Agreement
      (incorporated by reference to Exhibit 10.1 of the Company's Form 10-Q for the quarter ended September 30, 1999)
  4.2 Form of Common Stock Certificate (incorporated by reference to the
      Company's registration statement on Form S-3, File No. 333-94729)
  5.1 Opinion of Steptoe & Johnson LLP
 23.1 Consent of Steptoe & Johnson LLP (included in Exhibit 5.1).
 23.2 Consent of KPMG LLP
 23.3 Consent of Ernst & Young LLP
 24.1 Powers of Attorney (contained on the signature page)

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Basking Ridge, state of New Jersey, on February 24, 2000.

                                             Hooper Holmes, Inc.

                                                   /s/ James M. McNamee
                                             By: ______________________________
                                                      James M. McNamee
                                                   Chairman of the Board,
                                               President and Chief Executive
                                                         Officer

                               POWER OF ATTORNEY

   Each person whose signature appears below hereby constitutes and appoints James M. McNamee and Robert William Jewett, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign any amendments to this Registration Statement, and any and all documents in connnection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, grants to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                 Signature                            Title                  Date
                 ---------                            -----                  ----

           /s/ James M. McNamee             Chairman of the Board,       February 24,
___________________________________________  President and Chief             2000
             James M. McNamee                Executive Officer

               /s/ Fred Lash                Senior Vice President,       February 24,
___________________________________________  Chief Accounting and            2000
                 Fred Lash                   Financial Officer

                                            Senior Vice President and
___________________________________________  Director
              G. Earle Wight

          /s/ Benjamin A. Currier           Director                     February 24,
___________________________________________                                  2000
            Benjamin A. Currier

             /s/ John E. Nolan              Director                     February 24,
___________________________________________                                  2000
               John E. Nolan

                                            Director
___________________________________________
            Kenneth R. Rossano

          /s/ Quentin J. Kennedy            Director                     February 24,
___________________________________________                                  2000
            Quentin J. Kennedy

          /s/ Elaine L. Rigolosi            Director                     February 24,
___________________________________________                                  2000
            Elaine L. Rigolosi

                                 EXHIBIT INDEX

 Exhibit
 Number                       Description of Exhibit
 -------                      ----------------------
  1.1    Revised Form of Underwriting Agreement (incorporated by
         reference to the Company's registration statement on Form S-3,
         File No. 333-94729)
  2.1    Asset Purchase Agreement (incorporated by reference to Exhibit
         99.2 of the Company's Current Report on Form 8-K filed on
         September 17, 1999)
  2.2    Amendment to Asset Purchase Agreement (incorporated by reference to Exhibit 2.2 of the Company's Current Report on Form 8-K filed on November 12, 1999)
  4.1    Amended and Restated Revolving Credit and Term Loan Agreement
         (incorporated by reference to Exhibit 10.1 of the Company's Form
         10-Q for the quarter ended September 30, 1999)
  4.2    Form of Common Stock Certificate (incorporated by reference to the Company's registration statement on Form S-3, File No. 333-
         94729)
  5.1    Opinion of Steptoe & Johnson LLP
 23.1    Consent of Steptoe & Johnson LLP (included in Exhibit 5.1)
 23.2    Consent of KPMG LLP
 23.3    Consent of Ernst & Young LLP
 24.1    Powers of Attorney (included on signature page)